SECURITIES AND EXCHANGE COMMISSION
                                       Washington, D.C. 20549


                                            AMENDMENT NO. 1
                                             FORM 8-K/A


                                            CURRENT REPORT



                                   Pursuant to Section 13 or 15(d) of
                                  the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported)  January 6, 1995


                               HRE Properties
             (Exact name of registrant as specified in its charter)



                                Massachusetts
                   (State or other jurisdiction of incorporation)


       1-6309                                            04-2458402
 (Commission File Number)                  (IRS Employer Identification No.)



  530 Fifth Avenue, New York, New York 10036
   (Address of principal executive office)


  Registrant's telephone number, including area code     212/642-4800


  Not Applicable
  (Former name or former address, if changed since last report)






ITEM 2             Acquisition or Disposition of Assets

          On January 6, 1995, the Registrant purchased the Danbury Square Mall Shopping Center ("Property") from The Aetna Life
Insurance Company ("Seller"). The purchase price was $19,250,000 exclusive of the closing costs, fees and other expenses of approximately $220,000.

          The Property was acquired pursuant to a Purchase and Sale Agreement dated January 6, 1995 by and between The Aetna Life
Insurance Company and the Registrant. There is no relationship between any Trustee or Officer of the Registrant and Seller.

          Registrant funded the purchase with cash of $8,000,000 and through a first mortgage loan of $11,250,000 from the Seller. The mortgage note bears interest at 9.5% per annum, payable in monthly installments of interest only. The scheduled maturity date is February 1, 2000, at which time the entire outstanding principal is due.


Material Factors Considered By the Registrant:

Market and Competition:

          Prior to acquiring the Property the Registrant considered general regional and local economic conditions and the Property's competitive posture within that market.

          The Property acquired is located in Fairfield County, Connecticut, contains 192,599 square feet of rentable space and is situated on 19.3 acres of land. The shopping center contains approximately 23 tenants whose principal businesses are the sale of various retail products and merchandise.

          The Property was developed in 1989 and is located in a densely populated area on Kenosia Avenue in the town of Danbury, Fairfield County, Connecticut. Danbury is a white-collar, bedroom community with a population of 65,000 and median household income of $71,866.
The competitive market totals in excess of 5.3 million square feet, and has a 98% occupancy rate. The primary competitive market, which includes the cities of Danbury and Brookfield, totals nearly
2.5 million square feet and has a 2% vacancy rate.

          A significant factor of the Property is its close proximity to the Danbury Fair Mall("Mall"). The Mall contains 1.3 million square feet and is anchored by several national tenants. The Mall attracts high volume customer traffic flow which benefits the Property and its tenants. Danbury Square is connected to the Mall through the sharing of a ring road for access.









Tenants:
    Tenants comprising more than 10% of the rentable square footage of the Property are: Toys'R Us, a national chain of children's toy stores, occupying 65,700 square feet of rentable space and Bed, Bath and Beyond, a national chain of home furnishings stores, occupying 19,719 square feet of rentable space. The Property is currently 94% occupied.

    All of the leases with tenants are for terms longer than one year and generally provide for additional rental amounts based on each tenant's share of the cost of maintaining common areas and certain operating expenses including insurance, of the property. The average effective annual rental rate per square foot is $11.35.

    The following is a schedule of lease expirations of the Property by year:

                  Number of
                  Tenants                                   Minimum
                  whose leases         Total Square         Annual               Per-
    Year          Expire               Footage              Rentals              Centage

    1995          0                       --                   --                   --
    1996          2                      3,800              $  91,850              4.5%
    1997          1                      1,508                 27,144              1.3
    1998          1                      1,931                 34,758              1.7
    1999          4                     12,145                306,882             14.9
    2000          2                     16,961                247,376             12.0
    2001          5                     27,544                465,483             22.6
    2002          4                     16,794                251,402             12.2
    2004          2                     21,663                368,271             17.8
    Thereafter    2                     79,440                269,579             13.0
                                       181,786             $2,062,745            100.0
    Vacant                              10,813
                                       192,599

Building and Capital Improvements:
    The federal tax basis of the Property (including land) is $19,250,000. The Property will be depreciated over its estimated useful life (40.0 years) on a straight line basis. The
    Registrant anticipates spending an additional $700,000 in the next twelve months for tenant improvements, leasing costs and property improvements.

Property Taxes:
    The estimated annual realty taxes of the Property are $173,000.

Property Management:
    The Registrant expects to manage the Property directly.

    After reasonable inquiry, the Registrant is not aware of any material factors relating to the Property, other than those set forth above, that would cause the reported financial information not to be necessarily indicative of future operating results.






Item  7   Financial Statements, Pro Forma Financial Information and
          Exhibits

                   (a)  Financial Statements
                   (b)  Pro Forma Financial Information
                   (c)  Exhibits

                   Second Purchase and Sale Agreement between Registrant and The Aetna Life Insurance Company is hereby incorporated by reference from the Registrant's Form 8-K dated January 6, 1995.

                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  HRE PROPERTIES
                                                  (Registrant)

Date   May 18, 1995

                                                  By /s/ Charles J. Urstadt
                                                  Charles J. Urstadt
                                                  President and Chief
                                                  Executive Officer





































                                           DANBURY SQUARE SHOPPING CENTER
                                                   HRE PROPERTIES
                                                  TABLE OF CONTENTS

Item 7 Financial Statements, Pro Forma Financial Information
(a) Financial Statements                                        Page

Independent Public Accountants Report ............................6

Statement of Revenue and Certain Expenses of Danbury Square
 Shopping Center For the Year Ended December 31, 1994.............7

Note to Statement of Revenues and Certain Expenses of
 Danbury Square Shopping Center
   For the Year Ended December 31, 1994...........................8

 Pro Forma Estimate of Taxable Income and Funds
   Generated From Danbury Square Shopping Center
     For the Year Ended December 31, 1994 (Unaudited).............9

 Notes and Management's Assumptions to Pro Forma
   Estimate of Taxable Income and Funds Generated
     From Danbury Square Shopping Center
      For the Year Ended December 31, 1994 (Unaudited)...........10

 Statement of Revenues and Certain
   Expenses of Danbury Square Shopping Center
     For the Three Months Ended January 31, 1995 (Unaudited).....11

 Note to Statement of Revenues and Certain
   Expenses of Danbury Square Shopping Center
    For the Three Months Ended January 31, 1995 (Unaudited)......12

(b) Pro Forma Financial Information

 Pro Forma Consolidated Balance Sheet
   as of October 31, 1994 (Unaudited)............................14

 Pro Forma Consolidated Statement of Income
   For the Year Ended October 31, 1994 (Unaudited)...............15

 Notes and Management's Assumptions to Pro Forma
   Consolidated Financial Statements
    For the Year Ended October 31, 1994 (Unaudited)..............16

 Pro Forma Consolidated Statement of Income
   For the Three Months Ended January 31, 1995 (Unaudited).......18

 Notes and Management's Assumptions to Pro Forma
   Consolidated Statement of Income
    For the Three Months Ended January 31, 1995 (Unaudited)......19










REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders of HRE Properties:

We have audited the accompanying statement of revenues and certain expenses of Danbury Square Shopping Center ("Danbury Square") for the year ended December 31, 1994. This financial statement is the responsibility of Danbury Square's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Danbury Square's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Danbury Square for the year ended December 31, 1994, in conformity with generally accepted accounting principles.


                                                ARTHUR ANDERSEN LLP



New York, New York
March  15 , 1995






















                                    DANBURY SQUARE SHOPPING CENTER
                          STATEMENT OF REVENUES AND CERTAIN EXPENSES (Note 1)
                                  FOR THE YEAR ENDED DECEMBER 31, 1994


REVENUES:
        Rental income                                                                                    $ 2,303,879


CERTAIN EXPENSES:
        Real estate taxes                                                                                    265,072
        Repairs and maintenance                                                                              152,089
        Property management and administration                                                                97,454
        Insurance                                                                                             18,316
        Utilities                                                                                             38,756

                        Total Certain Expenses                                                               571,687

REVENUES IN EXCESS OF CERTAIN EXPENSES                                                                   $ 1,732,192




The accompanying note is an integral part of this statement.


                                     DANBURY SQUARE SHOPPING CENTER
                          NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                                  FOR THE YEAR ENDED DECEMBER 31, 1994




1.      BASIS OF PRESENTATION:

The accompanying statement of revenues and certain expenses (the "financial statement") reflects the operations of Danbury Square Shopping Center (the "Property"), a 192,599 square foot retail property located in Danbury, Connecticut. The Property was acquired by HRE Properties (the "Trust") from an unaffiliated party on January 6, 1995.

The accompanying financial statement was prepared in accordance with certain rules and regulations of the Securities and Exchange Commission and excludes certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of the Property. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to those rules and regulations, although the Trust believes that the disclosures made are adequate to make the information presented not misleading.







                                        PRO FORMA ESTIMATE OF TAXABLE
                                         INCOME AND FUNDS GENERATED
                                   FROM THE DANBURY SQUARE SHOPPING CENTER
                                     FOR THE YEAR ENDED DECEMBER 31, 1994
                                                 (UNAUDITED)


The following presents unaudited estimates of taxable income for the year ended December 31, 1994. These estimates do not purport to represent actual or expected results of operations of the shopping center for any period in the future. The estimates were prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

REVENUES:
        Rental income                                                                                     $ 2,303,879


CERTAIN EXPENSES:
        Real estate taxes                                                                                     265,072
        Repairs and maintenance                                                                               152,089
        Property management and administration                                                                 97,454
        Insurance                                                                                              18,316
        Utilities                                                                                              38,756

                             Total Certain Expenses                                                           571,687

REVENUES IN EXCESS OF CERTAIN EXPENSES                                                                       1,732,192

Pro Forma Adjustments:

Less:
        Depreciation                                                                                           387,500
        Mortgage interest                                                                                    1,068,750

                                                                                                             1,456,250

        Pro Forma Estimate of Taxable Income                                                                   275,942

Add:
        Depreciation                                                                                           387,500

        Pro Forma Estimate of Funds Generated                                                                $ 663,442


            The accompanying note is an integral part of this statement.














                                 NOTES AND MANAGEMENT'S ASSUMPTIONS
                             TO PROFORMA ESTIMATE OF TAXABLE INCOME AND
                                       FUNDS GENERATED FROM THE
                                    DANBURY SQUARE SHOPPING CENTER
                         FOR THE YEAR ENDED DECEMBER 31, 1994 (UNAUDITED)





1. The historical operating income of Danbury Square Shopping Center "the Property" is derived from the Statement of Revenues and Certain Expenses of Danbury Square Shopping Center for the year ended December 31, 1994 contained elsewhere in this filing. The Property was purchased by the Registrant on January 6, 1995.

2. The computation of depreciation is based upon the cost of the Property's building and improvements ($15,500,000) over a 40-year useful life.

3. Mortgage interest is applicable to the mortgage note payable of $11,250,000 computed at 9.5% per annum as if the mortgage loan had been outstanding for the entire period. The mortgage loan is payable with interest only for five years. The outstanding principal is due at maturity.

4.   The Registrant qualifies as a real estate investment trust
(REIT) under the Internal Revenue Code.  Accordingly, the
Registrant will not be subject to federal income tax so long as it continues to qualify as a real estate investment trust and distributes substantially all of its federal taxable income.





                                       DANBURY SQUARE SHOPPING CENTER
                          STATEMENT OF REVENUES AND CERTAIN EXPENSES (Note 1)
                                FOR THE THREE MONTHS ENDED JANUARY 31, 1995
                                          (UNAUDITED)


REVENUES:
        Rental income                                                                            $ 591,834


CERTAIN EXPENSES:
        Real estate taxes                                                                           60,456
        Repairs and maintenance                                                                     15,064
        Property management and administration                                                      15,550
        Insurance                                                                                    4,579
        Utilities                                                                                    6,482

                             Total Certain Expenses                                                102,131

REVENUES IN EXCESS OF CERTAIN EXPENSES                                                           $  489,703


The accompanying note is an integral part of this statement.



                                    DANBURY SQUARE SHOPPING CENTER
                          NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                                       FOR THE THREE MONTHS ENDED
                                            JANUARY 31, 1995
                                               (UNAUDITED)



1.     BASIS OF PRESENTATION:

The accompanying unaudited statement of revenues and certain expenses (the "financial statement") reflects the operations of Danbury Square Shopping Center (the "Property"), a 192,599 square foot retail property located in Danbury Connecticut. The Property was acquired by HRE Properties (the "Trust") from an unaffiliated party on January 6, 1995.


The accompanying financial statement was prepared in accordance with certain rules and regulations of the Securities and Exchange Commission and excludes certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of the Property. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to those rules and regulations, although the Trust believes that the disclosures made are adequate to make the information presented not misleading. The financial statement is not necessarily indicative of the results of operations for future periods.


The unaudited consolidated balance sheet at January 31, 1995 is not presented herein as such balance sheet has been filed as part of the Trust's Form 10-Q report for the three month period ended
January 31, 1995 and is hereby incorporated by reference.


Item 7(b)  PRO FORMA FINANCIAL INFORMATION

The following Pro Forma Consolidated Balance Sheet as of October 31, 1994, and the Pro Forma Consolidated Statement of Income for the year ended October 31, 1994, and three months ended January 31, 1995 have been prepared to reflect the acquisition transaction and the adjustments described in the accompanying notes. The pro forma financial information is based on the historical financial statements of HRE Properties and should be read in conjunction with the notes and management's assumptions thereto. The Pro Forma Consolidated Balance Sheet was prepared as if the acquisition transaction occurred on October 31, 1994. The pro forma consolidated statements of income for the year ended October 31, 1994 and for the three months ended January 31, 1995 were prepared assuming the transaction occurred on the first day of the period presented. The pro forma financial information is unaudited and not necessarily indicative of the consolidated results which actually would have occurred if the acquisition transaction had been consummated at the beginning of the period presented, nor does it purport to represent the future financial position and results of operations for future periods.




  HRE PROPERTIES
  PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
  (In thousands, except share data)


                                                                                           October 31, 1994


                                                                               HRE          Pro forma            HRE

                                                                            Historical      Adjustments       Pro forma
Real Estate Investments:
    Properties owned at cost, net of accumulated
     depreciation and recoveries                                          $ 120,631       $  19,470  (a)     $140,101
    Mortgage notes receivable                                                 7,763                             7,763
                                                                            128,394                           147,864

Cash and cash equivalents                                                     8,738         (8,220)  (b)          518
Interest and rent receivable                                                  2,343                             2,343
Deferred charges, net of accumulated amortization                             2,108                             2,108
Other assets                                                                    976                               976

                                                                          $ 142,559                          $153,809

LIABILITIES AND SHAREHOLDERS EQUITY

  Liabilities:

    Mortgage notes payable and bank loan                                  $  51,386       $  11,250  (a)     $ 62,636
    Accounts payable and accrued expenses                                     1,024                             1,024
    Deferred trustees fees                                                      521                               521
    Other liabilities                                                         1,147                             1,147
                                                                             54,078                            65,328
  Shareholders Equity:

    Preferred shares
    Common shares                                                           123,507                           123,507
    Less common shares held in treasury, at cost                            (2,861)                           (2,861)
    Distributions in excess of accumulated net income                      (32,165)                          (32,165)
                                                                             88,481                            88,481
                                                                           $142,559                         $ 153,809

  The accompanying notes and management's assumptions are an integral part of this statement.
















HRE PROPERTIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
(In thousands, except per share data)

                                                                   Year Ended October 31, 1994

                                                                 HRE             Pro forma           HRE
                                                              Historical         Adjustments      Pro forma
Revenues:
    Operating leases                                           $16,498           $   2,347 (a)  $  18,845
    Financing leases                                             1,392                              1,392
    Interest                                                     1,079               (285) (d)        794

                                                                18,969                             21,031

  Operating Expenses:
    Property expenses                                            7,185                 578 (a)      7,763
    Interest                                                     3,775               1,069 (b)      4,844
    Depreciation and amortization                                4,075                 388 (c)      4,463
    General and administrative expenses                          1,423                              1,423
    Trustees fees and expenses                                     163                                163
    Write-down in carrying value of investments                  1,086                              1,086

                                                                17,707                             19,742

  Operating Income                                               1,262                              1,289

  Gain on Sale of Properties                                        82                                 82

  Net Income                                                   $ 1,344                             $1,371

  Net Income Per Common Share:

    Operating Income                                             $ .24                               $.24
    Gain on sale of properties                                     .02                                .02
    Net Income                                                   $ .26                               $.26

  Weighted Average Number of Common Shares Outstanding           5,330                              5,330






  The accompanying notes to consolidated financial statements are an integral part of these statements.















                                          HRE PROPERTIES
                                  NOTES AND MANAGEMENT'S ASSUMPTIONS
                                             TO PRO FORMA
                                   CONSOLIDATED FINANCIAL STATEMENTS
                              FOR THE YEAR ENDED OCTOBER 31, 1994 (UNAUDITED)


1.  BASIS OF PRESENTATION:

HRE Properties ("the Trust") acquired Danbury Square Shopping Center ("the Property"), a 192,599 square foot retail property located in Danbury, Connecticut, for a total cost of $19,470,000, which included closing and other costs of approximately $220,000. The Trust acquired the Property subject to an $11,250,000 first mortgage loan obtained from the seller of the property.

The accompanying unaudited pro forma consolidated balance sheet is presented as if the acquisition transaction occurred on October 31, 1994.

The accompanying unaudited pro forma consolidated statement of income is presented as if the acquisition transaction had been made as of November 1, 1993.

These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Trust as of October 31, 1994. In management's opinion, all material adjustments necessary to reflect the effects of the acquisition of the Property by the Trust have been made.

The unaudited pro forma consolidated financial statements are not necessarily indicative of the actual financial position of the Trust as of October 31, 1994, or what the actual results of operations of the Trust would have been assuming the acquisition of the Property had been completed as of November 1, 1993, nor are they necessarily indicative of the results of operations for future periods.


2.  ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET:

(a) To reflect the pro forma acquisition of the Property for approximately $19,470,000 and the related $11,250,000 mortgage note payable as if the Property was purchased on October 31, 1994.

(b) To reflect pro forma cash and cash equivalents as if the cash investment in the Property had been made as of October 31, 1994.
















                                            HRE PROPERTIES
                                NOTES AND MANAGEMENT'S ASSUMPTIONS
                                              TO PRO FORMA
                                   CONSOLIDATED FINANCIAL STATEMENTS
                           FOR THE YEAR ENDED OCTOBER 31, 1994 (UNAUDITED)
                                                (CONTINUED)

3.  ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(a) To reflect rental income and operating expenses as reported by the Property for the period November 1, 1993 to October 31, 1994.

(b) To reflect interest expense related to the $11,250,000 mortgage note payable at 9.5% for the acquisition of the Property as if the mortgage loan has been outstanding for the entire period.

(c) To reflect depreciation expense for the Property over a 40-year useful life for the Property's building and improvements using a cost basis of $15,500,000 as if the Property was purchased on November 1, 1993.

(d) To reflect a reduction in interest income as if the cash investment ($8,220,000) had been made at the beginning of the period, using an interest rate of 3.5%, which was HRE's actual yield for the fiscal year ended October 31, 1994.

HRE PROPERTIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
(In thousands, except per share data)

                                                                Three Months Ended January 31, 1995

                                                                                                   Pro forma

                                                              Historical         Adjustments      Pro forma
Revenues:
    Operating leases                                            $4,579             $   389 (a)   $  4,968
    Financing leases                                               326                                326
    Interest                                                       264                (62) (d)        202

                                                                 5,169                              5,496

  Operating Expenses:
    Property expenses                                            1,855                  87 (a)      1,942
    Interest                                                     1,148                 190 (b)      1,338
    Depreciation and amortization                                1,127                  48 (c)      1,175
    General and administrative expenses                            405                                405
    Trustees fees and expenses                                      59                                 59

                                                                 4,594                              4,919


  Net Income                                                   $   575                             $  577

  Net Income Per Common Share:

    Net Income                                                   $ .11                               $.11

  Weighted Average Number of Common Shares Outstanding           5,342                              5,342

  The accompanying note is an integral part of this statement.

                                             HRE PROPERTIES
                              .  NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                                     CONSOLIDATED STATEMENT OF INCOME
                                       FOR THE THREE MONTHS ENDED
                                              JANUARY 31, 1995
                                                  (UNAUDITED)



1.    BASIS OF PRESENTATION:

The accompanying unaudited pro forma consolidated statement of income is presented as if the Trust's acquisition of Danbury Square Shopping Center had been made as of November 1, 1993.

The pro forma financial statement should be read in conjunction with the historical financial statements and notes thereto of the Registrant as of January 31, 1995. In management's opinion, all material adjustments necessary to reflect the effects of the acquisition of the Property by the Registrant have been made.

The unaudited pro forma financial statement is not necessarily indicative of what the actual results of operations of the Registrant would have been assuming the acquisition of the Property had been completed as of November 1, 1993, nor are they necessarily indicative of the results of operations for future periods.

The unaudited pro forma consolidated balance sheet as of January 31, 1995 is not presented herein as such balance sheet has been filed as part of the Registrant's Form 10-Q report for the three month period ended January 31, 1995 and is hereby incorporated by reference.



2.    ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME


(a) To reflect rental income and operating expenses as reported by the Property as if the Trust owned the Property for the entire period November 1, 1994 to January 31, 1995.

(b) To reflect an increase in interest expense related to the $11,250,000 mortgage note payable at 9.5% for the acquisition of the Property as if the mortgage note has been outstanding for the entire period.

(c) To reflect an increase in depreciation expense for the Property over a 40-year useful life for the Property's building and improvements using a cost basis of $15,500,000 as if the Property had been owned for the entire period.

(d) To reflect pro forma adjustments to interest income as if the cash investment ($8,220,000) had been made prior to this period, using an interest rate of 4.15%, which was the Registrant's actual yield for the three month period ended January 31, 1995.